UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 4, 2009	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230
Melville, New York  11747

(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On May 4, 2009, Comtech Telecommunications Corp. (the “Company”) issued a press release announcing its intention to offer, subject to market and other conditions,  $200.0 million aggregate principal amount of Convertible Senior Notes due 2029 in a private placement to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933,  as amended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of such press release.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release, dated May 4, 2009, reporting the Company’s proposed $200.0 million Convertible Senior Notes offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated: May 4, 2009

	By:	/s/ Michael D. Porcelain
		Name:	Michael D. Porcelain
		Title:	Senior Vice President and
Chief Financial Officer